UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Wshington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction) of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

At a joint meeting of the Boards of Directors (the “Boards”) of Old Line Bancshares, Inc. and its subsidiary Old Line Bank, Frank Lucente announced his resignation as Vice Chairman of the Boards effective January 1, 2018; Mr. Lucente will continue to serve as a director of both Old Line Bancshares and Old Line Bank. Mr. Lucente further nominated Gregory S. Proctor, Jr. to serve as Vice Chairman of the Boards effective January 1, 2018, and the Boards elected Mr. Proctor to serve as Vice Chairman of the Boards effective January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: December 21, 2017	By:	/s/Elise M. Hubbard
Elise M. Hubbard, Senior Vice President and Chief Financial Officer